As filed with the United States Securities and Exchange Commission on September 14, 2000
                                                      Registration No. 333-31920
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                           _________________________


                        Post-Effective Amendment No. 1
                                      to
                                   FORM S-1
                            REGISTRATION STATEMENT
                                     UNDER

                          THE SECURITIES ACT OF 1933


                           _________________________


                             Dendreon Corporation
            (Exact name of registrant as specified in its charter)


            Delaware                               2834                        22-3203193
(State or Other Jurisdiction of        (Primary Standard Industrial         (I.R.S. Employer
Incorporation or Organization)         Classification Code Number)         Identification No.)

                               3005 First Avenue
                           Seattle, Washington  98121
                                 (206) 256-4545
   (Address, including zip code and telephone number, including area code of registrant's principal executive offices)

                             Christopher S. Henney
                     President and Chief Executive Officer
                               3005 First Avenue
                           Seattle, Washington  98121
                                 (206) 256-4545
(Name, address, including zip code and telephone number, including area code of agent for service)


                           _________________________


                                   Copies to:

        Julie M. Robinson                                 Rodd Schreiber
       Cooley Godward LLP                    Skadden, Arps, Slate, Meagher & Flom LLP
4365 Executive Drive, Suite 1100                 333 West Wacker Drive, Suite 2100
San Diego, California  92121-2128                     Chicago, Illinois 60606
       Tel: (858) 550-6000                              Tel: (312) 407-0700
       Fax: (858) 463-3555                              Fax: (312) 407-0411

                           _________________________

================================================================================

This Post-Effective Amendment No. 1 is being filed to deregister 289,268 shares of our common stock covered by the Form S-1 Registration Statement No. 333-31920, as amended. The shares, which were issuable as part of the underwriter's option to cover over-allotments, in connection with a firm commitment underwritten offering of our common stock, were not sold within thirty (30) days of the date of the Prospectus and are no longer being offered. The terms of the offering are described in the Prospectus filed as part of the Registration Statement.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act, Dendreon Corporation and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Seattle, King County, State of Washington, on this 13th day of September, 2000.

                                   DENDREON CORPORATION


                                   By:    *
                                      ---------------------------------------
                                       Christopher S. Henney, Ph.D., D.Sc.
                                       President and Chief Executive Officer

Pursuant to the requirements of the Securities Act, as amended, this Post-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

             Signature                                Title                           Date

        *                                   President, Chief Executive         September 13, 2000
------------------------------------           Officer and Director
Christopher S. Henney, Ph.D., D.Sc.       (Principal Executive Officer)

      /s/ Martin A. Simonetti                Chief Financial Officer
------------------------------------         (Principal Financial and          September 13, 2000
          Martin A. Simonetti                  Accounting Officer)

        *
------------------------------------    Chairman of the Board of Directors     September 13, 2000
          William Crouse

        *
------------------------------------                 Director                  September 13, 2000
          Gerardo Canet

        *
------------------------------------                 Director                  September 13, 2000
       Timothy Harris, Ph.D.

        *
------------------------------------                 Director                  September 13, 2000
             Ruth Kunath

        *
------------------------------------                 Director                  September 13, 2000
          Mark P. Carthy

        *
------------------------------------                 Director                  September 13, 2000
          Lowell E. Sears

        *
------------------------------------                 Director                  September 13, 2000
            Ralph Shaw

        *
------------------------------------                 Director                  September 13, 2000
       David L. Urdal, Ph.D.

        *
------------------------------------                 Director                  September 13, 2000
          Douglas Watson


*By:    /s/ Martin A. Simonetti
     ------------------------------
          Martin A. Simonetti
           Attorney-in-Fact